UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

Ross C. Provence
1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT
December 31, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Blue Chip Investor Fund
Annual Report
December 31, 2019

Dear Shareholders,

The Blue Chip Investor Fund (“the Fund”) increased 20.9% in 2019, versus 31.5% for the S&P 500 Index. Our trailing five-year and ten-year annualized returns are 6.5% and 10.1%, respectively. These results compare to 11.7% and 13.6%, respectively, for the S&P 500.

In absolute terms, we’re happy with our performance in 2019: It was the third-best year in the Fund’s 18-year history, and the fourth time it achieved an annual return of more than 20%. We are also satisfied with our longer-term record, which aligns with our stated goal of producing 10% annualized returns. In terms of relative performance vis-à-vis the S&P 500, we have some ground to make up.

As the table below shows, approximately 60% of the Fund’s portfolio is invested in five companies, which increased, on average, 35% during the year. However, it’s weighted-average returns that count, and our large investment in Berkshire Hathaway (“Berkshire” or “BRK”) subdued performance.

Assets (as of 12/31/19)	% of Assets	2019 Performance
Berkshire Hathaway (BRK/A)	35.2%	12%
Brookfield Asset Management (BAM)	7.0%	52%
CarMax (KMX)	6.6%	39%
LKQ Corp (LKQ)	5.7%	51%
Cimpress (CMPR)	5.2%	19%
Total / Average	59.7%	35%

In 2019, Berkshire Hathaway the business significantly outperformed Berkshire Hathaway the stock. In fact, the company had one of its best years in two decades, based on our estimate that book value per share (a rough proxy for intrinsic value) grew more than 20%, bolstered by strong gains in both investments and operating businesses.

The recent divergence of stock price and book value means Berkshire now trades near a historically low valuation: 1.3x book value. (Over the last six years, BRK has traded below this level on only a handful of occasions, and it didn’t stay there for long.) Not only is Berkshire selling at a discount to our estimate of its intrinsic value—1.5x book value—but we believe it’s capable of compounding per-share value at 8% to 10% over the long term.

PORTFOLIO ACTIVITY

The Fund owns a select group of outstanding businesses that are well-run and whose shares sell at prices that are generally below our estimates of fair value. As a result, the hurdle that a new stock must clear to qualify for our portfolio is quite high: Unless a potential investment is superior to what we already own, we’ll simply buy more of our current holdings (as minimum-diversification rules allow) or sit on cash until we find something better.

That said, we did purchase two new stocks during the year, as well as add to our existing Alliance Data Systems and Cimpress positions. The Fund bought Alphabet (formerly Google) and Charles Schwab, though we subsequently sold Schwab as the competitive environment in the discount brokerage industry intensified. We think Schwab’s recently announced acquisition of TD Ameritrade, which was driven by the need for cost-cutting synergies, further highlights the pressures these firms face.

The Fund’s only other new stock was Prosus, which was spun off to us from Naspers. Prosus is a European-based holding company that was created by Naspers to control its technology investments, including its 31% ownership of Tencent. Following the spinoff, we elected to sell Naspers and put the proceeds into Prosus.

In addition to selling Naspers and Charles Schwab, we sold Multichoice (another Naspers spinoff), International Business Machines, Qualcomm, AutoNation and Spectrum Brands. We also trimmed our position in American Express.

2019 Annual Report 1

The Blue Chip Investor Fund’s annual portfolio turnover of 15% remains well below its mutual fund peers. (Portfolio turnover is calculated by dividing the lesser of purchases and sales by average monthly net assets.) Our relative inactivity is quite intentional.

We believe in the power of waiting patiently. To quote Berkshire Hathaway portfolio manager Ted Weschler, “Doing nothing can run counter to a serious work ethic, but in the world of investing it can be a very effective strategy.” Reducing portfolio turnover can help minimize taxes and reduce transaction costs (namely, bid-ask spreads). Furthermore, it keeps us invested in what we believe are one-of-a-kind businesses that are exceedingly hard to replace.

INVESTMENT STRATEGY

For the benefit of new shareholders, we typically dedicate a portion of this letter to a recap of our investment strategy (longtime investors can skip to the next section): The Fund employs a value-oriented, long-term investment approach. We buy and sell stocks with a business-owner mentality, viewing each purchase as if we were buying 100% of the business and keeping the management team in place.

When making investment decisions, we ignore political and macroeconomic forecasts. There are no attempts to “time the market” or predict near-term stock price movements (which is a fool’s errand). Instead, we focus on identifying simple, predictable businesses that possess durable competitive advantages and are capable of delivering above-average sustainable growth. We also seek management that has proven itself to be trustworthy, talented and shareholder-friendly. Lastly, as Charlie Munger said: “No matter how wonderful a business is, it is not worth an infinite price.” Accordingly, even when excellent companies are identified, their stocks are only purchased when selling at a discount to our estimates of their intrinsic value. The Fund currently owns 15 stocks, and the top three account for almost half of the total portfolio. But this level of concentration is, in fact, somewhat illusory: Two of these corporations are actually holding companies, each owning numerous (and “diverse”) businesses. So from an ownership perspective we’re actually quite diversified. For example, Berkshire Hathaway owns over 100 companies, and most of them (GEICO, Burlington Northern, Duracell, See’s Candies, etc.) are recognized leaders in unrelated industries. Furthermore, Berkshire maintains a substantial investment portfolio comprised of cash, stocks and bonds.

Now consider Brookfield Asset Management, the Fund’s second-largest position. This company specializes in owning and operating long-life physical assets, such as real estate, infrastructure and renewable energy. These are stable, often irreplaceable businesses that face little threat of technological disruption. Moreover, Brookfield’s investments are spread between equity and debt, in the U.S. as well as abroad. The chance of any one event permanently impairing Brookfield (or Berkshire) is essentially nil.

A concentrated portfolio can be more volatile than the market as a whole, but we contend that volatility isn’t risk, and our long-term investment horizon enables us to withstand any inevitable (yet temporary) sell-offs.

Alphabet (GOOG) – 4% of Assets

Our recent purchase of Alphabet was initially met with skepticism from some of our more seasoned shareholders. “How does Alphabet, a technology company, meet your desire to own simple, predictable businesses?”

Despite all of its apparent complexity, at its core, we view Alphabet as an advertising business (85% of revenues). Like one savvy investor put it: “Google is old wine in new bottles. It’s the yellow pages, it’s the encyclopedia, it’s a whole bunch of stuff that existed before, but it just happens to be delivered using a much better method.” Google’s internet search engine and related advertising platform have been aptly described as the world’s greatest business. It’s akin to a tollbooth on the information highway: Advertisers want to reach consumers and, as the digital world expands, Google is the best way to do so. Also like a tollbooth, the business is highly scalable—once built it can serve ten thousand people just as easily and almost as cheaply as it serves one person—therefore each additional sale generates an ever-expanding stream of high-margin, high-return cashflow.

2019 Annual Report 2

That’s all well and good, but just because a business dominates today doesn’t mean it will dominate tomorrow. (Someone might build a new, more convenient toll road.) Consequently, during our analysis, there’s a key question we ask ourselves: Could a knowledgeable, sophisticated competitor with nearly unlimited resources steal a significant share of the market? If the answer is no, then the firm is very likely to have a durable competitive advantage, enabling it to dominate tomorrow much as it does today.

With Google, this question isn’t hypothetical. Microsoft reportedly spent over $10B on Bing, a competing search engine, yet failed to acquire any meaningful marketshare. In our opinion, Google’s “bulletproof” status doesn’t stem from abusing its commanding market position: Individuals are free to use the search engine of their choice. Instead its continuing leadership derives from the fact that its product is superior to anyone else’s. What’s more, Google receives over three billion inquiries per day and each query is used to constantly improve the underlying search algorithm. At this point, Google’s lead is so large that it would be almost impossible for a competitor to catch up.

We bought GOOG at an average price of $1,097.75. Based on our estimates of the firm’s “real earnings” (i.e., adjusting for a non-cash amortization charge as well as money being invested in new ventures called “moonshot bets”), and after including the firm’s large net-cash position ($170/share), we paid approximately 17 times earnings for the company.

A P/E of 17 for a well-entrenched industry leader with good long-term growth prospects is an attractive proposition. Better still, we believe Alphabet is even cheaper than its P/E suggests: If you value Alphabet by simply applying a P/E multiple to its adjusted earnings-per-share, you’re effectively saying YouTube, Google Cloud and other moonshots (like Waymo, driverless cars) are virtually worthless simply because they’re not yet fully profitable. But valuing them at $0 is absurd. Consider: YouTube, one of the most visited destinations on the internet (reportedly accounting for more than a third of all internet traffic on mobile devices), is estimated to be worth perhaps $200B. Google Cloud might be worth upwards of $80B. After taking these factors into account, we believe the stock is significantly underpriced.

OUTLOOK

Since the end of World War II (1945), the U.S. has suffered 11 recessions. It’s an absolute certainty that we’ll experience another one in the future. The problem, though, is that no one can repeatedly predict when.

Further complicating matters, even if one could predict a recession, that doesn’t mean he or she knows how the stock market will respond. Indeed, no two recessions and correlated market sell-offs look alike. Some recessions were very short (1980) and some were long (1973 to 1975). Some related stock market sell-offs were steep (e.g., 2007-2009’s 57% peak-to-trough plunge), and some were minor (a 14% “correction” in 1960). One severe stock market decline began prior to a recession starting and continued long after it ended (2001), while another market slump was followed by a sharp rebound even before the associated recession ended (2009).

Fortunately for investors, successful forecasting of recessions and bear markets isn’t a prerequisite to generating desirable long-term investment results. The famous quote by investment legend Peter Lynch is spot-on: “Far more money has been lost by investors preparing for corrections, or trying to anticipate corrections, than has been lost in corrections themselves.” If you own a portfolio of above-average companies—bought at below-average valuations—and maintain a long-term perspective, you can ignore any given year’s return. Focus instead on the earnings of your portfolio’s companies, which ultimately drive the share price over time.

Our goal for the Fund remains unchanged: to protect and prudently grow your capital over the long run. We take this responsibility and privilege very seriously. Thank you for your continued trust and support.

Sincerely,

Steven G. Check	Ryan Kinney
Co-Portfolio Manager	Co-Portfolio Manager

2019 Annual Report 3

Blue Chip Investor Fund

PERFORMANCE INFORMATION (Unaudited)

12/31/19 NAV $172.79

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED DECEMBER 31, 2019

	1 Year(A)	5 Year(A)	10 Year(A)
Blue Chip Investor Fund	20.91%	6.50%	10.10%
S&P 500(B)	31.49%	11.70%	13.56%

The Fund’s total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the Prospectus dated May 1, 2019, was 1.54% (net of fee waivers or expense reimbursements it was 1.16%) . The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period.

(A) The 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-59-FUNDS.

2019 Annual Report 4

Blue Chip Investor Fund

BLUE CHIP INVESTOR FUND by Sectors (Unaudited) (as a percentage of Common Stocks)

Proxy Voting Guidelines (Unaudited)

     Check Capital Management, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-877-59-FUNDS). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov.

2019 Annual Report 5

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisory fees and other Fund expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2019 and held through December 31, 2019.

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts or exchange fees or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2019 to
	July 1, 2019	December 31, 2019	December 31, 2019

Actual	$1,000.00	$1,083.00	$5.25

Hypothetical	$1,000.00	$1,020.16	$5.09
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2019 Annual Report 6

Blue Chip Investor Fund
		Schedule of Investments
		December 31, 2019
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
9,000	FedEx Corporation	$1,360,890	3.53%
Asset Manager
47,000	Brookfield Asset Management Inc. Class A (Canada)	2,716,600
12,000	T. Rowe Price Group, Inc.	1,462,080
		4,178,680	10.83%
Commercial Printing
16,000	Cimpress N.V. (Netherlands) *	2,012,320	5.22%
Consumer Finance
11,000	Alliance Data Systems Corporation	1,234,200
6,000	American Express Company	746,940
		1,981,140	5.13%
Diversified Bank
30,000	Wells Fargo & Co.	1,614,000	4.18%
Diversified Companies
40	Berkshire Hathaway Inc. Class A * (a)	13,583,600	35.21%
Grain Mill Products
13,000	Ingredion Incorporated	1,208,350	3.13%
Integrated Oil & Gas
40,000	Suncor Energy Inc. (Canada)	1,312,000	3.40%
Internet Content & Information
1,100	Alphabet Inc. - Class C *	1,470,722	3.81%
Retail - Apparel & Accessory Stores
110,000	Hanesbrands Inc.	1,633,500	4.23%
Retail - Auto Dealers & Gasoline Stations
29,000	CarMax, Inc. *	2,542,430	6.59%
Services - Advertising
74,000	Prosus N.V. * **	1,102,607	2.86%
Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation *	2,213,400	5.74%
Total for Common Stocks (Cost $24,056,673)		36,213,639	93.86%
Money Market Funds
2,322,481	Fidelity Investments Money Market Funds Government
	Portfolio Class I 1.49% ***	2,322,481	6.02%
	(Cost - $2,322,481)
	Total Investments	38,536,120	99.88%
	(Cost - $26,379,154)
	Other Assets in Excess of Liabilities	46,558	0.12%
	Net Assets	$38,582,678	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The yield rate shown represents the 7-day yield at December 31, 2019.
(a) The company’s 2018 annual report is available at www.berkshirehathaway.com/reports.html.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 7

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments at Fair Value	$38,536,120
(Cost - $26,379,154)
Cash	6,392
Dividends Receivable	17,583
Prepaid Expenses	3,863
Receivable for Shareholder Purchases	79,068
Total Assets	38,643,026
Liabilities:
Investment Advisory Fee Payable	30,519
Administration Fee Payable	2,363
Other Accrued Expenses	22,558
Payable for Shareholder Redemptions	4,908
Total Liabilities	60,348
Net Assets	$38,582,678
Net Assets Consist of:
Paid In Capital	$26,406,357
Total Distributable Earnings	12,176,321
Net Assets, for 223,291 Shares Outstanding	$38,582,678
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($38,582,678/223,291 shares)	$172.79

Statement of Operations
For the fiscal year ended December 31, 2019
Investment Income:
Dividends (Net of foreign withholding tax of $12,807)	$419,512
Non-Cash Dividends	367,800
Total Investment Income	787,312
Expenses:
Investment Advisory Fees	368,586
Transfer Agent & Accounting Fees	40,536
Administration Fees	25,801
Registration Fees	23,364
Audit & Tax Fees	18,500
Legal Fees	18,000
Other Fees	9,633
Custody Fees	7,448
Trustee Fees	4,000
Insurance Expense	1,181
Printing and Postage Expense	647
Interest Expense	184
Total Expenses	517,880
Less: Advisory Fee Waiver	(149,110)
Net Expenses	368,770
Net Investment Income	418,542
Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	47,915
Net Change in Unrealized Appreciation on Investments	6,474,132
Net Realized and Unrealized Gain on Investments	6,522,047
Net Increase in Net Assets from Operations	$6,940,589

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 8

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2019	1/1/2018
	to	to
	12/31/2019	12/31/2018
From Operations:
Net Investment Income (Loss)	$418,542	$(24,373)
Net Realized Gain on Investments	47,915	1,813,919
Net Change in Unrealized Appreciation on Investments	6,474,132	(7,902,457)
Net Increase (Decrease) in Net Assets from Operations	6,940,589	(6,112,911)
From Distributions to Shareholders:	(469,723)	(1,781,532)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,725,525	4,104,097
Shares Issued on Reinvestment of Dividends	469,723	1,781,532
Cost of Shares Redeemed	(3,794,388)	(4,355,997)
Net Increase (Decrease) from Shareholder Activity	(1,599,140)	1,529,632
Net Increase (Decrease) in Net Assets	4,871,726	(6,364,811)
Net Assets at Beginning of Period	33,710,952	40,075,763
Net Assets at End of Period	$38,582,678	$33,710,952

Share Transactions:
Issued	10,773	22,894
Reinvested	2,725	12,402
Redeemed	(23,210)	(24,822)
Net Increase (Decrease) in Shares	(9,712)	10,474
Shares Outstanding Beginning of Period	233,003	222,529
Shares Outstanding End of Period	223,291	233,003

Financial Highlights
Selected data for a share outstanding	1/1/2019		1/1/2018		1/1/2017	1/1/2016	1/1/2015
throughout the period:	to		to		to	to	to
	12/31/2019		12/31/2018		12/31/2017	12/31/2016	12/31/2015
Net Asset Value -
Beginning of Period	$144.68		$180.09		$160.82	$143.92	$161.10
Net Investment Income (Loss) (a)	1.83		(0.11)		(0.17)	0.50	0.10
Net Gains or (Losses) on Investments
(realized and unrealized)	28.41		(27.23)		29.97	26.33	(8.06)
Total from Investment Operations	30.24		(27.34)		29.80	26.83	(7.96)

Distributions (From Net Investment Income)	(1.91)		0.00		(0.08)	(0.44)	(0.06)
Distributions (From Capital Gains)	(0.22)		(8.07)		(10.45)	(9.49)	(9.16)
Total Distributions	(2.13)		(8.07)		(10.53)	(9.93)	(9.22)
Net Asset Value -
End of Period	$172.79		$144.68		$180.09	$160.82	$143.92
Total Return (b)	20.91%		(15.15)%		18.50%	18.63%	(5.01)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$38,583		$33,711		$40,076	$32,349	$26,618
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.40%		1.54%		1.35%	1.43%	1.47%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.73%		-0.45%		-0.45%	-0.11%	-0.40%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.00%	(d)	1.16%	(c)	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	1.14%	(d)	-0.06%	(c)	-0.10%	0.32%	0.06%
Portfolio Turnover Rate	14.89%		26.80%		24.16%	20.72%	20.41%

(a) Per share amounts calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
(c) The ratio of expenses to average net assets include interest expenses. The after reimbursement ratio of expense excluding inter-
est expense is 1.00% . The after reimbursement ratio of net investment income (loss) excluding interest expense is 0.10% .
(d) The ratio of expenses to average net assets include interest expenses. The after reimbursement ratio of expense excluding interest expense is 1.00% . The after reimbursement ratio of net investment income (loss) excluding interest expense is 1.14% .

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP INVESTOR FUND
December 31, 2019

1.) ORGANIZATION
Blue Chip Investor Fund (the “Fund”) is a non-diversified series of the Blue Chip Investor Funds (the “Trust”), formerly Premier Funds. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund’s investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2019, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

2019 Annual Report 10

Notes to Financial Statements - continued

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income and interest expense, if any, are recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

2019 Annual Report 11

Notes to Financial Statements - continued

Money market funds. Money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$36,213,639	$0	$0	$36,213,639
Money Market Funds	2,322,481	0	0	2,322,481
Total	$38,536,120	$0	$0	$38,536,120

The Fund did not hold any level 3 assets during the fiscal year ended December 31, 2019.

The Fund did not invest in any derivative instruments during the fiscal year ended December 31, 2019.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund which is payable monthly. As a result of the above calculation, for the fiscal year ended December 31, 2019, the Advisor earned management fees totaling $368,586, before the waiver of fees and/or reimbursement of expenses described below. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.00% of its average daily net assets through April 30, 2020. There are no provisions for recoupment for any of the contractual waivers entered into by the Advisor. The Advisor waived and/or reimbursed expenses of $149,110 for the fiscal year ended December 31, 2019. At December 31, 2019, the Fund owed the Advisor $30,519.

5.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. (the “Administrator”). The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $500 million subject to a minimum monthly fee of $2,000. The Fund also pays all out-of-pocket expenses directly attributable to the Fund. Jeffrey R. Provence of the Administrator is also an Officer and Trustee of the Fund. For the fiscal year ended December 31, 2019, the Administrator earned $25,801. At December 31, 2019, the Fund owed the Administrator $2,363.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,321,287 and $8,999,480, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2019 Annual Report 12

Notes to Financial Statements - continued

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2019, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, California, held for the benefit of others, in aggregate, 61.54% of the Fund, and thus may be deemed to control the Fund. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, held for the benefit of others, in aggregate, 37.24% of the Fund, and thus may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2019 was $26,379,154. At December 31, 2019, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation
$14,313,736	($2,156,770)	$12,156,966

As of December 31, 2019, there were no differences between book basis and tax basis.

The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

	2019	2018
Ordinary Income	$ 466,428	$ 34,207
Long-term Capital Gains	3,295	1,747,325
	$ 469,723	$ 1,781,532

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Ordinary Income	$ 19,355
Unrealized Appreciation	12,156,966
$12,176,321

9.) LOAN AGREEMENT
A loan agreement, subject to certain covenants and restrictions, is in place between the Fund and its custodian, U.S. Bank, N.A. The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the lesser of $8,500,000 or the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral and allowing U.S. Bank, N.A. the right to setoff to those securities. The maximum interest rate of such loans is set at a rate per annum equal to U.S. Bank’s prime–lending rate (which was 4.75% as of December 31, 2019) less 0.50% . During the fiscal year ended December 31, 2019, the Fund had an average loan balance of $3,825 and paid an average interest rate of 4.75% . Additionally, the maximum borrowing during the period was $325,000. Additionally, as of December 31, 2019 there was no outstanding loan balance. No compensating balances are required. The loan matured on February 9, 2020. The loan was renewed through February 7, 2021.

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2019, the Fund had 35.21% of the value of its net assets invested in stocks within the Diversified Companies sector.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements, except as disclosed in Note 9.

2019 Annual Report 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Blue Chip Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Fund (The “Fund”) as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 14, 2020

2019 Annual Report 14

ADDITIONAL INFORMATION December 31, 2019 (UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On December 5, 2019 the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Agreement”) between the Advisor and the Trust, on behalf of the Fund. The Board reviewed the memorandum provided by legal counsel, noting that, in consideration of the continuance of the management agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the contract and determine whether it is fair to the Fund and its shareholders. The Board also reviewed the information provided by the Advisor to the Trustees for evaluation of continuance of the Agreement.

In renewing the Management Agreement, the Board of Trustees received material from the Advisor (the “Report”) addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the investment Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the “Peer Group”) as well as the Morningstar category average for the Fund. The Report also included comparative performance information for other accounts managed by the Advisor and the Fund’s benchmark index, the S&P 500® Index (the “Index”), and the Peer Group for the period ended September 30, 2019. The data showed that the Fund lagged the Index for the one, three, five and ten year periods. The data showed that the Fund’s ten year performance was above the Peer Group average and below the Peer Group average for the shorter term periods. The data also showed that the Fund’s performance was below the category average for the one, three, five and ten year periods, but within the performance range of the category. The Trustees reviewed the information and concluded that the Fund’s performance was acceptable when viewed from a long term perspective.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees discussed the Advisor’s experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s Form ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Advisor’s financial condition and investment personnel. The Trustees noted that while the Advisor employs a line of credit, it did not represent excessive leverage. They also discussed each portfolio manager’s background and investment management experience. Furthermore, they reviewed the Advisor’s financial information and discussed the firm’s ability to meet its obligations under the Agreement. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were satisfied with the quality of services provided by the Advisor, and that the Advisor has the resources to meet its obligations under the Agreement. They noted that both the portfolio management and the Chief Compliance Officer services were acceptable.

As to the fee charged and costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, the Fund’s category average and fees charged to other clients of the Advisor. The Board noted that the current net expense ratio was above the Peer Group and the category average, but within the range of the Peer Group and the category average. The information showed that the management fee was above the Peer Group, but within the range of the Peer Group. The Board concluded that the advisory fee was reasonable, particularly in light of the Fund’s size and the net management fees received after waivers. The Board also reviewed a profit and loss analysis prepared by the Advisor that analyzed the expenses incurred by the Advisor in managing the Fund and the total revenue derived by the Advisor from the Fund. The Trustees noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Trustees concluded that the Advisor was not overly profitable.

2019 Annual Report 15

Additional Information (Unaudited - continued

As to the economies of scale, it was noted that the Advisor capped the Fund’s expenses during the period, excluding certain expenses, and will cap the Fund’s expenses for an additional one year period. The Trustees also noted they will revisit the issue of economies of scale as Fund assets grow. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The Officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Trustees, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders.

2019 Annual Report 16

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
			Principal	Number of	Directorships
Name,	Position	Length of	Occupation(s)	Portfolios	Held By
Address,	with the	Time Served	During	Overseen	Trustee During
and Year of Birth	Trust		Past 5 Years	By Trustee	the
Past 5 Years

Ross C. Provence*, (1938)	President,	Since 2001	General Partner and Portfolio	1	PFS Funds
1939 Friendship Drive,	Trustee and		Manager for Value Trend Capital
Suite C, El Cajon,	Chairman		Management, LP (1995 to current).
California 92020			Estate planning attorney (1963 to
current).

Jeffrey R. Provence*,	Secretary,	Since 2001	CEO, Premier Fund Solutions, Inc.	1	PFS Funds,
(1969)	Treasurer		(2001-Present). General Partner and		Meeder Funds
1939 Friendship Drive,	and Trustee		Portfolio Manager for Value Trend
Suite C, El Cajon,			Capital Management, LP (1995 to
California 92020			current).

Jock Meeks, (1956)	Chief	Since 2004	Client Services Director for Check	N/A	N/A
575 Anton Blvd., Ste. 500	Compliance		Capital Management (2004 to cur-
Costa Mesa, CA 92626	Officer		rent).

* Ross C. Provence and Jeffrey R. Provence are considered “interested persons” as defined in Section 2(a)(19) of the Investment
Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

Other
			Principal		Directorships
Name,	Position	Length of	Occupation(s)	Number of	Held By
Address,	with the	Time Served	During	Portfolios	Trustee During
and Year of Birth	Trust		Past 5 Years	Overseen	the
				By Trustee	Past 5 Years

Allen C. Brown, (1943)	Independent	Since 2001	Law Office of Allen C. Brown,	1	PFS Funds
222 West Madison Ave.,	Trustee		Estate planning and business
El Cajon, California 92020			attorney (1970 to current).

George Cossolias,	Independent	Since 2001	Partner of CWDL, CPAs (February	1	PFS Funds,
CPA, (1935)	Trustee		1, 2014 to current). Owner of		Neiman Funds
5151 Murphy Canyon			George Cossolias & Company,
Road, Suite 135,			CPAs (1972 to January 31, 2014).
San Diego, CA 92123			President of Lubrication Specialists,
Inc. (1996 to current).

     The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2019 Annual Report 17

Board of Trustees
George Cossolias, CPA
Allen C. Brown
Ross C. Provence
Jeffrey R. Provence

Investment Advisor
Check Capital Management Inc.
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Blue Chip
Investor Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

BLUE CHIP INVESTOR FUND 575 Anton Boulevard, Suite 500 Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/19	FYE 12/31/18
Audit Fees	$14,750	$14,750
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/19	FYE 12/31/18
Registrant	$3,750	$3,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/26/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/26/2020

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/26/2020